Related Parties (Tables)	12 Months Ended
Dec. 31, 2014
Corporate Overhead and Other Allocations from Baxter

years ended December 31 (in millions)	2014	2013	2012

Cost of sales allocations	$12	$37	$28
Selling, general and administrative allocations	511	540	552
Research and development allocations	14	15	14
Other expense, net allocations	1	4	—

Total corporate overhead and other allocations from Baxter	$538	$596	$594